EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Charles H Heist, Chairman and Chief Financial Officer of Ablest Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Quarterly Report on Form 10-Q of the Company for the period ended September 25, 2005 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles H. Heist
Charles H. Heist
Chairman, Chief Financial Officer, and Treasurer

Date: November 7, 2005